UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-06071

DWS Institutional Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2010 Annual Report to Shareholders

DWS EAFE® Equity Index Fund

Contents
4 Performance Summary
6 Information About Your Fund's Expenses
8 Portfolio Management Review
12 Portfolio Summary
14 Investment Portfolio
39 Statement of Assets and Liabilities
41 Statement of Operations
42 Statement of Changes in Net Assets
43 Financial Highlights
44 Notes to Financial Statements
53 Report of Independent Registered Public Accounting Firm
54 Tax Information
55 Investment Management Agreement Approval
59 Summary of Management Fee Evaluation by Independent Fee Consultant
63 Board Members and Officers
67 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2010
Average Annual Total Returns as of 12/31/10
No Sales Charges	1-Year	3-Year	5-Year	10-Year
Institutional Class	7.67%	-7.14%	2.19%	3.01%
MSCI EAFE® Index+	7.75%	-7.02%	2.46%	3.50%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $1,000,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 0.52% for Institutional Class shares and may differ from the expense ratio disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI EAFE® Index is the exclusive property of Morgan Stanley Capital International, a service of Morgan Stanley, and has been licensed for use by the Fund's investment advisor. There is no guarantee that the Fund will be able to mirror the MSCI EAFE® Index closely to track its performance.
Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/10	$12.73
12/31/09	$12.14
Distribution Information: Twelve Months as of 12/31/10: Income Dividends	$.34

Growth of an Assumed $1,000,000 Investment
[] DWS EAFE® Equity Index Fund — Institutional Class [] MSCI EAFE® Index+

Yearly periods ended December 31

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Lipper Rankings — International Multi-Cap Core Funds Category as of 12/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Institutional Class 1-Year	209	of	238	88
3-Year	142	of	207	69
5-Year	94	of	125	75
10-Year	43	of	54	79

Source: Lipper Inc. Includes portfolios that invest assets in securities with primary trading markets outside of the United States. It is not possible to invest directly in a Lipper category. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Institutional Class
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,248.90
Expenses Paid per $1,000*	$2.83
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,022.68
Expenses Paid per $1,000*	$2.55

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Institutional Class
DWS EAFE® Equity Index Fund	.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS EAFE® Equity Index Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS EAFE® Equity Index Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Northern Trust Investments, Inc. ("NTI"), a subsidiary of Northern Trust Corporation, is the subadvisor for the portfolio. As of December 31, 2010, NTI and its subsidiaries had assets under investment management of $643.6 billion.

Portfolio Manager

Shaun Murphy

Senior Vice President at NTI and Portfolio Manager of the fund

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS EAFE® Equity Index Fund produced a total return of 7.67% in 2010, compared with a return of 7.75% for its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index.1 (Past performance is no guarantee of future results. Please see pages 4 and 5 for more complete performance information.)

The positive return of the MSCI EAFE Index reflects the favorable combination of accommodative central bank policies and gradually improving economic data that characterized the past year. In Europe, for example, economic news consistently surprised to the upside in the second half of the year despite the debt problems of the region's smaller countries. Germany, in particular, was a source of much better than expected growth. The emerging-market economies also remained robust, enhancing results for multinationals doing business in those areas. These factors helped fuel a steady rebound in investors' risk appetites and made equities an attractive alternative to low-yielding cash and government bonds.

Despite these positive factors, the MSCI EAFE Index fell well short of the 15.06% return of US equities, as measured by the Standard & Poor's 500® (S&P 500) Index. The most important cause of foreign stocks' underperformance was, of course, the European sovereign debt crisis. During the April-May interval, and again in November, investors became concerned that the heavy debt levels of the smaller European nations would lead to a sovereign default and perhaps a contagion effect throughout the region. Although the European Union took steps to alleviate this problem, investors remained cautious that the crisis could spiral out of control and perhaps even result in a breakup of the euro bloc. The result was underperformance for Europe, as measured by the 3.88% return of the MSCI Europe Index.2

In contrast, the Japanese market outperformed with a return of 15.44%, as measured by the MSCI Japan Index.3 Non-Japan Asia also outperformed the broader market, thanks to the continued strength in the world's emerging economies. The MSCI AC (All Country) Far East ex Japan Index returned 19.44% for the year.4

Positive Contributors to Performance

Consistent with an environment of improving global growth and hearty investor risk appetites, the best-performing market segments were the economically sensitive consumer discretionary and industrials sectors.

Consumer discretionary stocks, as a group, delivered a return about three and a half times that of the broader market. While the vast majority of stocks in the sector gained ground, the most impressive returns came from automobile companies. Surging worldwide sales for cars, particularly in the emerging markets, underpinned gains of 30% or more for Daimler AG, Honda Motor Co. Ltd. and Volkswagen AG, among others. Luxury-goods companies, such as LVMH Moet Hennessy Louis Vuitton SA and Compagnie Financiere Richemont SA, also were among the sector's top performers in 2010.

Industrials, the market's second-best sector, also outperformed on the strength of a better growth picture. In this case, it was largely exposure to the rapid growth of the emerging markets that drove gains for stocks such as Siemens AG, Komatsu Ltd. and ABB Ltd.

Information technology and materials, which also tend to be economically sensitive, were the market's third- and fourth-best sectors. Consumer staples stocks also outperformed, delivering a gain about twice that of the index. Among individual stocks, the leading contributors to performance were Nestle SA, Vodafone Group PLC and BHP Billiton Ltd.5

Negative Contributors to Performance

Not surprisingly, given the impact that the European debt crisis had on market performance in 2010, financials produced the weakest return of the 10 major industry groups. Financial stocks, as a group, declined nearly 6% and underperformed the index by almost 14 percentage points. No fewer than 43 financial stocks suffered losses in excess of 20% on the year, with seven losing more than half of their value. In terms of their index contribution, the largest detractors were the Spanish banks Banco Santander SA and Banco Bilbao Vizcaya Argentaria SA.

Despite rising oil prices, energy stocks were the second-worst area of the benchmark. The sector's entire shortfall was the result of the steep loss in shares of BP PLC, which plunged at mid-year due to its role in the Gulf oil spill. BP was the largest individual detractor in the MSCI EAFE Index during 2010.

The other underperforming segments of the index — utilities, telecommunications services and health care — are similar in that they tend to be more defensive and are least sensitive to economic trends. While the majority of the stocks in these sectors finished the year in positive territory, they nevertheless failed to keep pace with the more momentum-driven areas of the market.

Outlook and Positioning

We made no changes in the fund's strategy, as the fund's investment objective is to seek to replicate as closely as possible, before the deduction of expenses, the performance of the MSCI EAFE Index. To this end, all changes made to the index were incorporated in the fund in order to maintain proper tracking. The index itself provides broad-based exposure to 21 of the largest developed markets outside the United States, across all sectors of the economy.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

2 The MSCI Europe Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the developed markets in Europe. As of December 2010, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

3 The MSCI Japan Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the Japanese securities.

4 The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. As of December 2010, the MSCI AC Far East ex Japan Index consisted of the following nine developed and emerging-market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand.

5 "Contribution" incorporates both a stock's total return and its weighting in the index.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary
Geographic Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

Japan	22%	21%
United Kingdom	19%	19%
France	9%	10%
Australia	9%	8%
Switzerland	9%	8%
Germany	8%	8%
Netherlands	4%	5%
Spain	3%	5%
Sweden	3%	2%
Hong Kong	3%	2%
Italy	2%	3%
Singapore	2%	1%
Other	7%	8%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

Financials	24%	25%
Industrials	13%	11%
Materials	11%	10%
Consumer Discretionary	11%	10%
Consumer Staples	10%	10%
Health Care	8%	9%
Energy	8%	8%
Telecommunication Services	5%	6%
Utilities	5%	6%
Information Technology	5%	5%
	100%	100%

Geographic diversification and sector diversification are subject to change.
Ten Largest Equity Holdings at December 31, 2010 (14.2% of Net Assets)	Country	Percent
1. BHP Billiton Producer of petroleum, minerals and steel products	Australia	2.2%
2. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	1.9%
3. Nestle SA Producer and seller of food products	Switzerland	1.8%
4. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	1.6%
5. Rio Tinto Operator of a mining, manufacturing and development company	United Kingdom	1.2%
6. Vodafone Group PLC Provides a range of mobile telecommunications services	United Kingdom	1.2%
7. BP PLC Exporter and producer of oil and natural gas	United Kingdom	1.2%
8. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	1.1%
9. Total SA Produces, refines, transports and markets oil and natural gas	France	1.0%
10. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	1.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of December 31, 2010
	Shares	Value ($)

Common Stocks 98.0%
Australia 8.6%
AGL Energy Ltd.	13,380	208,424
Alumina Ltd.	73,512	186,466
Amcor Ltd.	36,863	254,499
AMP Ltd.	60,614	327,959
Asciano Group*	84,899	138,501
ASX Ltd.	5,253	202,446
Australia & New Zealand Banking Group Ltd.	73,299	1,750,555
AXA Asia Pacific Holdings Ltd.	30,903	199,444
Bendigo & Adelaide Bank Ltd.	10,320	105,025
BHP Billiton Ltd.	96,714	4,476,089
Billabong International Ltd.	6,561	54,691
BlueScope Steel Ltd.	53,052	122,089
Boral Ltd.	21,061	104,044
Brambles Ltd.	42,588	310,140
Caltex Australia Ltd.	3,834	56,351
CFS Retail Property Trust (REIT)	55,801	100,449
Coca-Cola Amatil Ltd.	15,502	172,190
Cochlear Ltd.	1,516	124,681
Commonwealth Bank of Australia	44,364	2,303,715
Computershare Ltd.	11,624	128,164
Crown Ltd.	11,979	101,080
CSL Ltd.	15,733	583,968
CSR Ltd.	46,885	80,563
Dexus Property Group (REIT)	142,534	115,898
Fairfax Media Ltd.	58,875	84,304
Fortescue Metals Group Ltd.*	36,444	243,778
Foster's Group Ltd.	56,611	328,882
Goodman Fielder Ltd.	41,961	57,724
Goodman Group (REIT)	194,801	129,508
GPT Group (REIT)	51,246	154,098
Harvey Norman Holdings Ltd.	16,119	48,470
Incitec Pivot Ltd.	47,802	193,612
Insurance Australia Group Ltd.	61,715	244,914
Leighton Holdings Ltd.	3,939	124,007
Lend Lease Group	13,819	121,977
Macarthur Coal Ltd.	4,297	56,256
Macquarie Group Ltd.	9,999	378,501
MAP Group	9,429	28,836
Metcash Ltd.	22,003	92,494
Mirvac Group (REIT)	99,901	125,169
National Australia Bank Ltd.	61,578	1,492,673
Newcrest Mining Ltd.	21,824	902,685
OneSteel Ltd.	33,867	89,715
Orica Ltd.	10,195	259,643
Origin Energy Ltd.	24,914	424,531
OZ Minerals Ltd.	93,937	165,256
Paladin Energy Ltd.*	21,041	106,097
Qantas Airways Ltd.*	32,839	85,313
QBE Insurance Group Ltd.	30,265	561,834
QR National Ltd.*	48,335	135,952
Ramsay Health Care Ltd.	2,956	53,816
Rio Tinto Ltd.	12,490	1,091,860
Santos Ltd.	24,496	329,467
Sims Metal Management Ltd.	4,814	106,205
Sonic Healthcare Ltd.	9,615	114,077
SP Ausnet	43,189	38,431
Stockland (REIT)	70,900	261,060
Suncorp Group Ltd.	36,920	325,129
TABCORP Holdings Ltd.	17,911	130,251
Tatts Group Ltd.	39,349	103,835
Telstra Corp., Ltd.	128,012	365,297
Toll Holdings Ltd.	18,918	110,872
Transurban Group (Units)	35,370	185,223
Wesfarmers Ltd.	28,795	942,449
Wesfarmers Ltd. (PPS)	4,199	138,720
Westfield Group (REIT) (Units)	62,590	613,284
Westfield Retail Trust (REIT)*	83,511	219,517
Westpac Banking Corp.	86,379	1,962,219
Woodside Petroleum Ltd.	17,943	781,066
Woolworths Ltd.	35,565	981,058
WorleyParsons Ltd.	5,649	154,498
(Cost $12,908,095)		27,851,994
Austria 0.3%
Erste Group Bank AG	5,555	261,056
Immofinanz AG*	29,096	124,065
OMV AG	4,063	168,965
Raiffeisen Bank International AG	1,132	62,006
Telekom Austria AG	10,143	142,646
Verbund AG	2,316	86,308
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,186	61,632
Voestalpine AG	2,938	140,099
(Cost $706,237)		1,046,777
Belgium 0.9%
Ageas	64,852	148,192
Anheuser-Busch InBev NV	20,972	1,199,465
Bekaert NV	1,077	123,627
Belgacom SA	4,332	145,445
Colruyt SA	2,145	109,065
Compagnie Nationale a Portefeuille	824	40,301
Delhaize Group SA	2,997	221,350
Dexia SA*	15,882	55,180
Groupe Bruxelles Lambert SA	2,362	198,629
KBC GROEP NV*	4,700	160,156
Mobistar SA	788	51,081
Solvay SA	1,518	161,773
UCB SA	2,963	101,639
Umicore	3,468	180,366
(Cost $2,963,329)		2,896,269
Bermuda 0.1%
Seadrill Ltd. (Cost $120,714)	7,865	266,049
Channel Islands 0.1%
Randgold Resources Ltd.	2,488	204,619
Resolution Ltd.	38,291	139,757
(Cost $362,959)		344,376
Cyprus 0.0%
Bank of Cyprus Public Co., Ltd. (Cost $157,905)	26,289	90,635
Denmark 1.0%
A P Moller-Maersk AS "A"	16	140,994
A P Moller-Maersk AS "B"	38	344,201
Carlsberg AS "B"	3,143	314,539
Coloplast AS "B"	706	95,955
Danske Bank AS*	13,370	342,720
DSV AS	6,370	140,707
Novo Nordisk AS "B"	12,138	1,366,191
Novozymes AS "B"	1,275	177,664
Tryg AS	765	35,322
Vestas Wind Systems AS*	5,936	187,461
William Demant Holding AS*	765	56,511
(Cost $1,035,406)		3,202,265
Finland 1.1%
Elisa Oyj	3,752	81,860
Fortum Oyj	12,409	376,460
Kesko Oyj "B"	1,892	88,362
Kone Oyj "B"	4,633	257,398
Metso Corp.	3,777	210,860
Neste Oil Oyj	3,566	56,975
Nokia Oyj	107,561	1,113,351
Nokian Renkaat Oyj	3,113	114,268
Orion Oyj "B"	2,903	63,467
Outokumpu Oyj	4,255	79,009
Pohjola Bank PLC	4,517	54,135
Rautaruukki Oyj	2,751	64,436
Sampo Oyj "A"	11,612	311,289
Sanoma Oyj	2,631	57,032
Stora Enso Oyj "R"	15,926	163,711
UPM-Kymmene Oyj	14,681	259,549
Wartsila Oyj	2,115	161,442
(Cost $2,500,452)		3,513,604
France 8.9%
Accor SA	4,026	179,152
Aeroports de Paris	843	66,542
Air France-KLM*	3,738	68,083
Air Liquide SA	8,116	1,026,410
Alcatel-Lucent*	67,546	196,771
Alstom SA	5,851	279,987
Atos Origin SA*	1,103	58,722
AXA SA	48,903	813,596
bioMerieux	349	34,427
BNP Paribas	27,482	1,748,439
Bouygues SA	6,648	286,544
Bureau Veritas SA	1,440	109,145
Cap Gemini	4,404	205,565
Carrefour SA	17,193	708,779
Casino Guichard-Perrachon SA	1,653	161,140
Christian Dior SA	1,798	256,845
CNP Assurances	4,222	76,193
Compagnie de Saint-Gobain	11,230	577,756
Compagnie Generale de Geophysique-Veritas*	4,071	123,898
Compagnie Generale des Etablissements Michelin "B"	5,044	361,954
Credit Agricole SA	27,143	344,721
DANONE SA	16,780	1,054,335
Dassault Systemes SA	1,552	117,012
Edenred*	4,217	99,827
Eiffage SA	1,318	58,130
Electricite de France	7,608	312,063
Eramet	158	54,156
Essilor International SA	5,879	378,468
Eurazeo	947	70,221
Eutelsat Communications	2,404	87,989
Fonciere des Regions (REIT)	796	77,012
France Telecom SA	53,575	1,116,481
GDF Suez	35,722	1,281,693
Gecina SA (REIT)	642	70,614
Groupe Eurotunnel SA (Registered)	14,337	126,063
Hermes International	294	61,583
Icade (REIT)	761	77,642
Iliad SA	531	57,759
Imerys SA	1,241	82,727
JC Decaux SA*	2,083	64,090
Klepierre (REIT)	2,484	89,606
L'Oreal SA	6,868	762,484
Lafarge SA	5,869	367,982
Lagardere SCA	3,548	146,171
Legrand SA	4,659	189,732
LVMH Moet Hennessy Louis Vuitton SA	7,042	1,158,399
Metropole Television SA	2,109	51,010
Natixis*	26,529	124,077
Neopost SA	977	85,123
PagesJaunes Groupe	4,261	38,719
Pernod Ricard SA	5,791	544,482
PPR	2,234	355,250
PSA Peugeot Citroen*	4,054	153,907
Publicis Groupe	3,421	178,288
Renault SA*	5,536	321,802
Safran SA	4,964	175,785
Sanofi-Aventis	30,062	1,922,223
Schneider Electric SA	6,920	1,035,686
SCOR SE	4,991	126,720
Societe BIC SA	873	75,035
Societe Generale	18,044	969,793
Societe Television Francaise 1	3,335	57,935
Sodexo	2,545	175,384
Suez Environnement Co.	8,176	168,800
Technip SA	2,899	267,689
Thales SA	2,298	80,409
Total SA	60,678	3,214,981
Unibail-Rodamco SE (REIT)	2,670	528,052
Vallourec SA	3,214	337,577
Veolia Environnement	9,621	281,173
Vinci SA	12,747	692,936
Vivendi	35,292	952,646
(Cost $21,920,542)		28,562,390
Germany 7.5%
Adidas AG	6,034	394,127
Allianz SE (Registered)	13,115	1,558,453
Axel Springer AG	365	59,506
BASF SE	26,597	2,121,793
Bayer AG	23,877	1,764,444
Bayerische Motoren Werke (BMW) AG	9,360	735,593
Beiersdorf AG	3,036	168,457
Brenntag AG*	677	69,077
Celesio AG	2,394	59,532
Commerzbank AG* (a)	21,474	159,354
Continental AG*	1,451	114,639
Daimler AG (Registered)*	26,074	1,766,926
Deutsche Bank AG (Registered) (b)	26,794	1,399,760
Deutsche Boerse AG	5,642	390,506
Deutsche Lufthansa AG (Registered)*	6,913	151,084
Deutsche Post AG (Registered)	24,456	414,789
Deutsche Telekom AG (Registered)	81,795	1,056,333
E.ON AG	52,041	1,596,112
Fraport AG	1,201	75,719
Fresenius Medical Care AG & Co. KGaA	5,639	325,844
Fresenius SE	917	76,943
GEA Group AG	5,079	146,724
Hannover Rueckversicherung AG (Registered)	1,717	92,073
HeidelbergCement AG	4,146	259,976
Henkel AG & Co. KGaA	3,519	181,620
Hochtief AG	1,378	117,133
Infineon Technologies AG*	31,651	294,263
K+S AG	4,077	307,272
Kabel Deutschland Holding AG*	1,239	57,788
Lanxess AG	2,345	185,331
Linde AG	4,771	724,179
MAN SE	3,051	362,752
Merck KGaA	1,966	157,349
Metro AG	3,816	274,743
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	5,329	808,294
Puma AG Rudolf Dassler Sport	163	53,997
RWE AG	11,931	795,978
Salzgitter AG	1,260	97,292
SAP AG	24,745	1,260,019
Siemens AG (Registered)	23,524	2,912,383
Suedzucker AG	2,167	57,636
ThyssenKrupp AG	9,237	382,688
TUI AG*	4,516	63,365
United Internet AG (Registered)	3,420	55,583
Volkswagen AG	866	122,464
Wacker Chemie AG	471	82,199
(Cost $15,330,780)		24,312,092
Greece 0.2%
Alpha Bank AE*	15,212	77,246
Coca-Cola Hellenic Bottling Co. SA	5,334	137,995
EFG Eurobank Ergasias*	10,528	52,757
Hellenic Telecommunications Organization SA	7,725	63,073
National Bank of Greece SA*	27,415	221,640
OPAP SA	6,608	114,352
Public Power Corp. SA	3,201	46,111
(Cost $1,078,208)		713,174
Hong Kong 2.9%
AIA Group Ltd.*	223,600	628,559
ASM Pacific Technology Ltd.	6,400	81,103
Bank of East Asia Ltd.	45,405	192,186
BOC Hong Kong (Holdings) Ltd.	105,321	360,429
Cathay Pacific Airways Ltd.	34,000	93,827
Cheung Kong (Holdings) Ltd.	40,000	616,509
Cheung Kong Infrastructure Holdings Ltd.	12,000	54,961
CLP Holdings Ltd.	56,274	458,283
Esprit Holdings Ltd.	33,419	158,651
Foxconn International Holdings Ltd.*	66,000	46,022
Genting Singapore PLC*	175,995	300,330
Hang Lung Group Ltd.	20,000	131,742
Hang Lung Properties Ltd.	72,000	334,860
Hang Seng Bank Ltd.	21,900	359,515
Henderson Land Development Co., Ltd.	28,882	196,750
Hong Kong & China Gas Co., Ltd.	124,966	296,788
Hong Kong Exchanges & Clearing Ltd.	29,000	657,768
HongKong Electric Holdings Ltd.	38,500	242,705
Hopewell Holdings Ltd.	18,500	58,074
Hutchison Whampoa Ltd.	61,100	630,432
Hysan Development Co., Ltd.	20,360	96,132
Kerry Properties Ltd.	22,432	116,304
Li & Fung Ltd.	67,120	392,472
Lifestyle International Holdings Ltd.	20,500	50,374
Link (REIT)	60,701	188,597
Mongolia Energy Corp., Ltd.*	99,631	29,866
MTR Corp., Ltd.	42,227	153,744
New World Development Co., Ltd.	76,428	143,755
Noble Group Ltd.	87,891	148,614
NWS Holdings Ltd.	41,268	62,543
Orient Overseas International Ltd.	6,400	62,042
PCCW Ltd.	122,000	53,993
Shangri-La Asia Ltd.	36,499	99,080
Sino Land Co., Ltd.	74,590	139,722
SJM Holdings Ltd.	40,337	64,039
Sun Hung Kai Properties Ltd.	40,297	666,709
Swire Pacific Ltd. "A"	22,500	369,944
Wharf Holdings Ltd.	38,864	299,000
Wheelock & Co., Ltd.	27,000	109,073
Wing Hang Bank Ltd.	5,000	69,151
Yue Yuen Industrial (Holdings) Ltd.	20,500	73,584
(Cost $5,206,380)		9,288,232
Ireland 0.4%
CRH PLC (c)	2,414	50,484
CRH PLC (c)	17,943	371,647
Elan Corp. PLC*	15,766	87,433
Experian PLC	28,495	354,524
Governor & Co. of the Bank of Ireland*	110,055	58,826
James Hardie Industries SE (CDI)*	11,075	76,800
Kerry Group PLC "A" (c)	129	4,296
Kerry Group PLC "A" (c)	4,107	137,040
Ryanair Holdings PLC	10,294	51,860
(Cost $1,075,150)		1,192,910
Israel 0.8%
Bank Hapoalim BM*	26,630	138,626
Bank Leumi Le-Israel	31,633	161,998
Bezeq Israeli Telecommunication Corp., Ltd.	46,703	142,424
Cellcom Israel Ltd.	1,574	51,223
Delek Group Ltd.	128	32,952
Elbit Systems Ltd.	724	38,627
Israel Chemicals Ltd.	12,805	219,600
Israel Discount Bank "A"*	17,880	40,794
Makhteshim-Agan Industries Ltd.*	7,588	38,903
Mizrahi Tefahot Bank Ltd.	3,902	42,875
NICE Systems Ltd.*	1,999	69,365
Partner Communications Co., Ltd.	2,732	55,299
Teva Pharmaceutical Industries Ltd.	26,830	1,390,664
The Israel Corp., Ltd.*	75	91,007
(Cost $2,317,581)		2,514,357
Italy 2.5%
A2A SpA	34,674	47,706
Assicurazioni Generali SpA	33,163	630,345
Atlantia SpA	7,635	155,887
Autogrill SpA*	4,015	56,755
Banca Carige SpA	15,127	31,714
Banca Monte dei Paschi di Siena SpA*	69,737	79,292
Banco Popolare Societa Cooperativa (a)	16,285	73,828
Enel Green Power SpA* (a)	44,192	93,364
Enel SpA	188,310	940,661
Eni SpA	74,447	1,626,744
EXOR SpA	2,149	71,670
Fiat SpA	22,318	459,542
Finmeccanica SpA	11,877	135,043
Intesa Sanpaolo	217,736	590,479
Intesa Sanpaolo (RSP)	23,028	54,917
Luxottica Group SpA	3,787	115,263
Mediaset SpA	20,558	124,451
Mediobanca SpA	12,848	114,444
Parmalat SpA	49,674	136,017
Pirelli & C. SpA	7,684	62,151
Prysmian SpA	5,795	98,687
Saipem SpA	7,533	371,144
Snam Rete Gas SpA	42,673	212,202
Telecom Italia SpA	270,850	350,165
Telecom Italia SpA (RSP)	158,422	171,995
Terna — Rete Elettrica Nationale SpA	38,215	161,422
UBI Banca — Unione di Banche Italiane ScpA	16,320	142,962
UniCredit SpA	386,663	799,663
(Cost $8,051,602)		7,908,513
Japan 21.8%
Advantest Corp.	4,100	92,641
AEON Co., Ltd.	17,700	221,349
Aeon Credit Service Co., Ltd.	2,730	38,579
AEON Mall Co., Ltd.	2,600	69,765
Air Water, Inc.	4,553	58,106
Aisin Seiki Co., Ltd.	5,500	194,460
Ajinomoto Co., Inc.	18,000	187,475
Alfresa Holdings Corp.	1,200	53,249
All Nippon Airways Co., Ltd.*	26,000	96,984
Amada Co., Ltd.	11,000	89,456
Aozora Bank Ltd.	17,000	35,168
Asahi Breweries Ltd.	10,800	209,078
Asahi Glass Co., Ltd.	30,000	350,249
Asahi Kasei Corp.	37,000	241,346
ASICS Corp.	5,000	64,232
Astellas Pharma, Inc.	12,900	491,413
Benesse Holdings, Inc.	2,200	101,312
Bridgestone Corp.	19,100	368,784
Brother Industries Ltd.	7,200	106,681
Canon Marketing Japan, Inc.	2,000	28,463
Canon, Inc.	32,500	1,666,102
Casio Computer Co., Ltd.	7,700	62,059
Central Japan Railway Co.	44	368,380
Chiyoda Corp.	5,065	50,352
Chubu Electric Power Co., Inc.	18,900	464,563
Chugai Pharmaceutical Co., Ltd.	5,900	108,207
Chugoku Electric Power Co., Inc.	9,000	182,897
Chuo Mitsui Trust Holdings, Inc.	30,100	124,866
Citizen Holdings Co., Ltd.	7,700	53,050
Coca-Cola West Co., Ltd.	1,800	32,600
Cosmo Oil Co., Ltd.	19,000	62,194
Credit Saison Co., Ltd.	4,200	69,042
Dai Nippon Printing Co., Ltd.	14,000	190,519
Dai-ichi Life Insurance Co., Ltd.	229	371,664
Daicel Chemical Industries Ltd.	9,000	65,685
Daido Steel Co., Ltd.	8,000	46,961
Daihatsu Motor Co., Ltd.	6,000	91,994
Daiichi Sankyo Co., Ltd.	19,800	433,171
Daikin Industries Ltd.	6,700	237,414
Dainippon Sumitomo Pharma Co., Ltd.	5,200	47,151
Daito Trust Construction Co., Ltd.	2,100	143,727
Daiwa House Industry Co., Ltd.	13,000	159,318
Daiwa Securities Group, Inc.	45,000	231,403
DeNA Co., Ltd.	2,200	78,881
Denki Kagaku Kogyo Kabushiki Kaisha	15,000	71,232
Denso Corp.	14,200	489,642
Dentsu, Inc.	5,000	155,089
Dowa Holdings Co., Ltd.	7,450	48,843
East Japan Railway Co.	9,739	633,101
Eisai Co., Ltd. (a)	6,600	238,872
Electric Power Development Co., Ltd.	3,700	116,063
Elpida Memory, Inc.*	5,800	67,414
FamilyMart Co., Ltd.	1,900	71,580
FANUC Corp.	5,400	828,393
Fast Retailing Co., Ltd.	1,500	238,616
Fuji Electric Holdings Co., Ltd.	16,000	49,807
Fuji Heavy Industries Ltd.	15,000	116,283
Fujifilm Holdings Corp.	13,500	487,689
Fujitsu Ltd.	55,000	382,438
Fukuoka Financial Group, Inc.	23,000	99,914
Gree, Inc.	2,440	31,020
GS Yuasa Corp. (a)	12,000	82,969
Hakuhodo Dy Holdings, Inc.	760	43,541
Hamamatsu Photonics K.K.	1,578	57,645
Hankyu Hanshin Holdings, Inc.	32,200	149,448
Hino Motors Ltd.	9,000	48,717
Hirose Electric Co., Ltd.	1,000	112,680
Hisamitsu Pharmaceutical Co., Inc.	1,900	80,007
Hitachi Chemical Co., Ltd.	3,400	70,331
Hitachi Construction Machinery Co., Ltd.	3,000	71,837
Hitachi High-Technologies Corp.	2,200	51,211
Hitachi Ltd.	129,000	688,299
Hitachi Metals Ltd.	5,000	60,003
Hokkaido Electric Power Co., Inc.	4,800	98,137
Hokuhoku Financial Group, Inc.	34,000	69,059
Hokuriku Electric Power Co.	5,100	125,302
Honda Motor Co., Ltd.	46,900	1,853,658
Hoya Corp.	12,800	310,596
IBIDEN Co., Ltd.	3,700	116,597
Idemitsu Kosan Co., Ltd.	700	74,271
IHI Corp.	34,000	75,731
INPEX Corp.	61	356,811
Isetan Mitsukoshi Holdings Ltd.	10,920	126,857
Isuzu Motors Ltd.	36,000	163,449
ITO EN Ltd.	1,500	24,932
Itochu Corp.	42,700	431,837
Itochu Techno-Solutions Corp.	800	29,987
J. Front Retailing Co., Ltd.	11,000	60,101
Japan Petroleum Exploration Co., Ltd.	900	34,221
Japan Prime Realty Investment Corp. (REIT)	22	67,738
Japan Real Estate Investment Corp. (REIT)	15	155,551
Japan Retail Fund Investment Corp. (REIT)	52	99,716
Japan Steel Works Ltd.	7,000	72,986
Japan Tobacco, Inc.	131	484,179
JFE Holdings, Inc.	13,325	463,644
JGC Corp.	6,000	130,269
JS Group Corp.	7,548	166,051
JSR Corp.	5,100	95,048
JTEKT Corp.	6,200	73,057
Jupiter Telecommunications Co., Ltd.	78	82,044
JX Holdings, Inc.	64,700	438,155
Kajima Corp.	27,000	71,818
Kamigumi Co., Ltd.	8,000	67,152
Kaneka Corp.	10,000	69,289
Kansai Electric Power Co., Inc.	20,900	515,846
Kansai Paint Co., Ltd.	7,000	67,727
Kao Corp.	15,600	420,118
Kawasaki Heavy Industries Ltd.	37,000	124,304
Kawasaki Kisen Kaisha Ltd.	22,000	96,635
KDDI Corp.	84	484,937
Keikyu Corp.	12,000	105,946
Keio Corp.	16,000	109,179
Keisei Electric Railway Co., Ltd.	9,000	60,047
Keyence Corp.	1,170	338,256
Kikkoman Corp.	5,000	55,941
Kinden Corp.	4,000	36,933
Kintetsu Corp. (a)	48,900	152,922
Kirin Holdings Co., Ltd.	24,000	336,455
Kobe Steel Ltd.	73,000	185,025
Koito Manufacturing Co., Ltd.	3,158	49,386
Komatsu Ltd.	26,900	813,161
Konami Corp.	3,000	63,644
Konica Minolta Holdings, Inc.	14,000	145,321
Kubota Corp.	32,000	302,783
Kuraray Co., Ltd.	8,500	121,749
Kurita Water Industries Ltd.	3,300	103,829
Kyocera Corp.	4,700	479,347
Kyowa Hakko Kirin Co., Ltd.	7,910	81,389
Kyushu Electric Power Co., Inc.	10,800	242,053
Lawson, Inc.	1,900	93,951
Mabuchi Motor Co., Ltd.	900	46,352
Makita Corp.	2,900	118,563
Marubeni Corp.	48,000	337,228
Marui Group Co., Ltd.	7,200	58,694
Matsui Securities Co., Ltd.	4,700	33,419
Mazda Motor Corp.	43,000	123,267
McDonald's Holdings Co. (Japan), Ltd.	2,200	55,166
Medipal Holdings Corp.	4,000	44,073
MEIJI Holdings Co., Ltd.	1,900	85,841
Minebea Co., Ltd.	10,000	62,984
Miraca Holdings, Inc.	1,107	44,569
Mitsubishi Chemical Holdings Corp.	37,000	250,922
Mitsubishi Corp.	38,700	1,046,550
Mitsubishi Electric Corp.	56,000	587,141
Mitsubishi Estate Co., Ltd.	33,000	611,611
Mitsubishi Gas Chemical Co., Inc.	11,000	78,109
Mitsubishi Heavy Industries Ltd.	82,000	307,835
Mitsubishi Logistics Corp.	4,000	53,248
Mitsubishi Materials Corp.*	35,000	111,522
Mitsubishi Motors Corp.*	113,000	164,145
Mitsubishi Tanabe Pharma Corp.	7,000	118,197
Mitsubishi UFJ Financial Group, Inc.	366,000	1,977,557
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,900	75,303
Mitsui & Co., Ltd.	49,300	813,400
Mitsui Chemicals, Inc.	22,000	78,774
Mitsui Engineering & Shipbuilding Co., Ltd.	24,000	63,513
Mitsui Fudosan Co., Ltd.	23,000	458,156
Mitsui Mining & Smelting Co., Ltd.	19,000	62,647
Mitsui O.S.K Lines Ltd.	34,000	231,766
Mitsumi Electric Co., Ltd.	2,700	49,609
Mizuho Financial Group, Inc.	588,390	1,107,922
Mizuho Securities Co., Ltd.	19,000	54,464
Mizuho Trust & Banking Co., Ltd.*	49,000	50,663
MS&AD Insurance Group Holdings, Inc.	15,800	395,750
Murata Manufacturing Co., Ltd.	6,000	420,133
Nabtesco Corp.	1,925	41,030
Namco Bandai Holdings, Inc.	6,450	69,266
NEC Corp.	68,900	206,884
NGK Insulators Ltd.	6,000	97,809
NGK Spark Plug Co., Ltd.	5,000	76,650
NHK Spring Co., Ltd.	5,000	54,329
Nidec Corp.	3,200	322,671
Nikon Corp.	8,800	177,990
Nintendo Co., Ltd.	2,800	821,473
Nippon Building Fund, Inc. (REIT)	15	153,831
Nippon Electric Glass Co., Ltd.	10,000	144,161
Nippon Express Co., Ltd.	22,000	99,085
Nippon Meat Packers, Inc.	6,000	78,353
Nippon Paper Group, Inc.	3,200	83,912
Nippon Sheet Glass Co., Ltd.	21,000	56,631
Nippon Steel Corp.	150,000	538,983
Nippon Telegraph & Telephone Corp.	14,738	674,267
Nippon Yusen Kabushiki Kaisha	46,000	203,809
Nishi-Nippon City Bank Ltd.	22,000	66,882
Nissan Chemical Industries Ltd.	4,000	51,814
Nissan Motor Co., Ltd.	70,500	670,512
Nisshin Seifun Group, Inc.	6,000	76,132
Nisshin Steel Co., Ltd.	22,000	48,984
Nisshinbo Holdings, Inc.	4,000	43,802
Nissin Foods Holdings Co., Ltd.	2,000	71,661
Nitori Holdings Co., Ltd.	850	74,328
Nitto Denko Corp.	4,900	230,572
NKSJ Holdings, Inc.*	41,000	301,654
NOK Corp.	3,300	68,702
Nomura Holdings, Inc.	99,900	633,099
Nomura Real Estate Holdings, Inc.	3,100	56,403
Nomura Real Estate Office Fund, Inc. (REIT)	9	64,937
Nomura Research Institute Ltd.	3,300	73,260
NSK Ltd.	10,000	90,291
NTN Corp.	15,000	79,535
NTT Data Corp.	38	131,437
NTT DoCoMo, Inc.	439	766,512
NTT Urban Development Corp.	39	38,397
Obayashi Corp.	21,000	96,658
OBIC Co., Ltd.	200	41,181
Odakyu Electric Railway Co., Ltd.	17,000	158,230
OJI Paper Co., Ltd.	23,000	111,287
Olympus Corp.	5,900	178,408
Omron Corp.	5,900	156,283
Ono Pharmaceutical Co., Ltd.	2,400	112,005
Oracle Corp.	1,300	63,879
Oriental Land Co., Ltd.	1,300	120,382
ORIX Corp.	2,940	289,047
Osaka Gas Co., Ltd.	54,000	209,467
Otsuka Corp.	500	34,035
Otsuka Holdings KK*	7,222	177,904
Panasonic Corp.	55,514	783,645
Rakuten, Inc.	178	149,069
Resona Holdings, Inc. (a)	18,000	107,966
Ricoh Co., Ltd.	19,000	278,141
Rinnai Corp.	1,000	61,072
ROHM Co., Ltd.	2,500	163,173
Sankyo Co., Ltd.	1,700	95,957
Santen Pharmaceutical Co., Ltd.	2,400	83,355
Sapporo Hokuyo Holdings, Inc.	10,900	50,983
Sapporo Holdings Ltd.	8,000	36,245
SBI Holdings, Inc.	566	85,796
Secom Co., Ltd.	6,100	288,668
Sega Sammy Holdings, Inc.	6,000	114,158
Seiko Epson Corp.	3,900	71,001
Sekisui Chemical Co., Ltd.	14,000	100,437
Sekisui House Ltd.	15,000	151,372
Senshu Ikeda Holdings, Inc.	22,416	32,023
Seven & I Holdings Co., Ltd.	22,000	587,606
Seven Bank Ltd.	18	38,107
Sharp Corp.	29,000	298,662
Shikoku Electric Power Co., Inc.	4,700	138,232
Shimadzu Corp.	8,000	62,122
Shimamura Co., Ltd.	700	64,893
Shimano, Inc.	1,900	96,596
Shimizu Corp.	18,000	76,873
Shin-Etsu Chemical Co., Ltd.	11,700	633,402
Shinsei Bank Ltd.*	32,000	41,738
Shionogi & Co., Ltd.	8,000	157,513
Shiseido Co., Ltd.	9,500	207,422
Showa Denko KK	45,000	101,309
Showa Shell Sekiyu KK	6,200	56,764
SMC Corp.	1,500	256,770
Softbank Corp.	23,400	809,609
Sojitz Corp.	35,100	76,878
Sony Corp.	28,600	1,029,998
Sony Financial Holdings, Inc.	27	109,164
Square Enix Holdings Co., Ltd.	2,100	37,234
Stanley Electric Co., Ltd.	4,600	85,836
Sumco Corp.*	3,800	54,239
Sumitomo Chemical Co., Ltd.	43,000	211,659
Sumitomo Corp.	32,700	462,275
Sumitomo Electric Industries Ltd.	21,700	301,176
Sumitomo Heavy Industries Ltd.	16,000	102,736
Sumitomo Metal Industries Ltd.	94,000	231,338
Sumitomo Metal Mining Co., Ltd.	15,000	261,793
Sumitomo Mitsui Financial Group, Inc.	38,591	1,373,647
Sumitomo Realty & Development Co., Ltd.	10,000	238,576
Sumitomo Rubber Industries Ltd.	5,400	56,391
Sumitomo Trust & Banking Co., Ltd.	39,000	245,786
Suzuken Co., Ltd.	2,000	61,062
Suzuki Motor Corp.	9,400	231,303
Sysmex Corp.	1,082	74,987
T&D Holdings, Inc.	7,500	189,997
Taisei Corp.	29,000	67,817
Taisho Pharmaceutical Co., Ltd.	4,000	87,518
Taiyo Nippon Sanso Corp.	7,000	61,763
Takashimaya Co., Ltd.	8,000	68,518
Takeda Pharmaceutical Co., Ltd.	21,600	1,062,338
TDK Corp.	3,700	257,147
Teijin Ltd.	27,000	115,303
Terumo Corp.	4,800	269,901
The 77 Bank Ltd.	11,000	58,366
The Bank of Kyoto Ltd.	10,000	94,783
The Bank of Yokohama Ltd.	31,000	160,624
The Chiba Bank Ltd.	23,000	149,448
The Chugoku Bank Ltd.	5,000	60,507
The Furukawa Electric Co., Ltd.	18,000	80,833
The Gunma Bank Ltd.	13,000	71,376
The Hachijuni Bank Ltd.	13,258	74,102
The Hiroshima Bank Ltd.	16,000	67,365
The Iyo Bank Ltd.	8,000	64,018
The Joyo Bank Ltd.	21,000	92,283
The Shizuoka Bank Ltd.	18,000	166,038
The Suruga Bank Ltd.	6,000	55,838
THK Co., Ltd.	2,500	57,413
Tobu Railway Co., Ltd.	22,000	123,500
Toho Co., Ltd.	3,600	57,785
Toho Gas Co., Ltd.	13,000	64,991
Tohoku Electric Power Co., Inc.	11,200	249,673
Tokio Marine Holdings, Inc.	20,700	618,278
Tokuyama Corp.	10,000	51,686
Tokyo Electric Power Co., Inc.	40,200	981,754
Tokyo Electron Ltd.	4,900	309,780
Tokyo Gas Co., Ltd.	75,000	332,456
Tokyo Steel Manufacturing Co., Ltd.	3,300	35,986
Tokyo Tatemono Co., Ltd.	12,000	55,518
Tokyu Corp.	31,000	141,975
Tokyu Land Corp.	13,000	65,260
TonenGeneral Sekiyu KK	9,000	98,405
Toppan Printing Co., Ltd.	15,000	136,956
Toray Industries, Inc.	42,000	250,724
Toshiba Corp.	118,000	642,292
Tosoh Corp.	15,000	48,716
TOTO Ltd.	8,000	57,980
Toyo Seikan Kaisha Ltd.	5,000	95,045
Toyo Suisan Kaisha Ltd.	3,000	66,723
Toyoda Gosei Co., Ltd.	2,100	49,277
Toyota Boshoku Corp.	2,200	38,822
Toyota Industries Corp.	5,200	161,312
Toyota Motor Corp.	79,500	3,130,648
Toyota Tsusho Corp.	6,100	107,338
Trend Micro, Inc.	2,500	82,446
Tsumura & Co.	2,000	64,738
Ube Industries Ltd.	29,000	87,055
Unicharm Corp.	3,600	143,004
UNY Co., Ltd.	6,400	64,658
Ushio, Inc.	3,400	64,767
USS Co., Ltd.	640	52,317
West Japan Railway Co.	42	157,000
Yahoo! Japan Corp.	388	150,460
Yakult Honsha Co., Ltd.	3,000	86,379
Yamada Denki Co., Ltd.	2,440	166,383
Yamaguchi Financial Group, Inc.	7,000	70,859
Yamaha Corp.	5,000	62,065
Yamaha Motor Co., Ltd.*	6,100	99,317
Yamato Holdings Co., Ltd.	10,700	152,195
Yamato Kogyo Co., Ltd.	1,400	42,284
Yamazaki Baking Co., Ltd.	4,000	48,211
Yaskawa Electric Corp.	7,000	66,137
Yokogawa Electric Corp.	4,900	38,935
(Cost $54,979,068)		70,258,851
Luxembourg 0.5%
ArcelorMittal	24,231	918,941
Millicom International Cellular SA (SDR)	2,202	211,245
SES (FDR)	8,953	213,137
Tenaris SA (d)	13,374	327,705
(Cost $1,168,055)		1,671,028
Macau 0.1%
Sands China Ltd.*	69,619	154,056
Wynn Macau Ltd.	48,781	108,949
(Cost $167,446)		263,005
Malta 0.0%
BGP Holdings PLC* (Cost $0)	328,818	0
Mauritius 0.0%
Essar Energy Ltd.* (Cost $77,373)	9,197	83,166
Mexico 0.0%
Fresnillo PLC (Cost $59,410)	5,276	137,207
Netherlands 4.5%
Aegon NV*	45,105	275,813
Akzo Nobel NV	6,788	421,656
ASML Holding NV	12,413	479,379
Corio NV (REIT)	1,606	103,045
Delta Lloyd NV	2,256	45,477
European Aeronautic Defence & Space Co.*	11,781	274,557
Fugro NV (CVA)	2,044	167,981
Heineken Holding NV	3,501	152,165
Heineken NV	7,480	366,736
ING Groep NV (CVA)*	109,449	1,064,749
Koninklijke (Royal) KPN NV	45,207	659,678
Koninklijke Ahold NV	34,610	456,758
Koninklijke Boskalis Westminster NV	2,203	105,096
Koninklijke DSM NV	4,325	246,235
Koninklijke Philips Electronics NV	28,152	862,239
Koninklijke Vopak NV	2,096	99,011
QIAGEN NV*	7,045	137,796
Randstad Holding NV*	3,330	175,770
Reed Elsevier NV	20,476	253,291
Royal Dutch Shell PLC "A"	102,285	3,410,319
Royal Dutch Shell PLC "B"	77,291	2,548,667
SBM Offshore NV	3,860	86,476
TNT NV	10,661	281,364
Unilever NV (CVA)	47,052	1,465,001
Wolters Kluwer NV	8,985	196,909
(Cost $10,706,580)		14,336,168
New Zealand 0.1%
Auckland International Airport Ltd.	26,754	45,446
Contact Energy Ltd.*	8,468	41,107
Fletcher Building Ltd.	19,694	117,547
Sky City Entertainment Group Ltd.	17,085	43,133
Telecom Corp. of New Zealand Ltd.	55,246	93,413
(Cost $216,824)		340,646
Norway 0.7%
Aker Solutions ASA	5,251	89,428
DnB NOR ASA	28,183	395,527
Norsk Hydro ASA	23,931	175,001
Orkla ASA	23,025	223,889
Renewable Energy Corp. ASA*	16,104	49,185
Statoil ASA	31,581	750,634
Telenor ASA	23,819	387,273
Yara International ASA	5,418	313,416
(Cost $954,600)		2,384,353
Portugal 0.3%
Banco Comercial Portugues SA (Registered) (a)	89,021	69,234
Banco Espirito Santo SA (Registered)	14,369	55,300
Brisa Auto-Estradas de Portugal SA	5,896	41,119
CIMPOR — Cimentos de Portugal, SGPS, SA	5,927	40,156
EDP — Energias de Portugal SA	53,496	178,073
Galp Energia, SGPS, SA "B"	6,887	131,972
Jeronimo Martins, SGPS, SA	6,458	98,380
Portugal Telecom, SGPS, SA (Registered)	17,587	196,943
(Cost $722,996)		811,177
Singapore 1.6%
Ascendas Real Estate Investment Trust (REIT)	48,200	77,745
CapitaLand Ltd.	77,125	222,958
CapitaMall Trust (REIT)	71,870	109,204
CapitaMalls Asia Ltd.	44,360	67,058
City Developments Ltd.	15,000	146,803
ComfortDelGro Corp., Ltd.	61,000	73,674
Cosco Corp., (Singapore) Ltd.	33,000	55,028
DBS Group Holdings Ltd.	48,084	536,535
Fraser & Neave Ltd.	28,488	142,290
Global Logistic Properties Ltd.*	45,000	75,739
Golden Agri-Resources Ltd.	191,373	119,296
Jardine Cycle & Carriage Ltd.	2,604	74,264
Keppel Corp., Ltd.	38,500	339,596
Keppel Land Ltd.	22,749	85,086
Neptune Orient Lines Ltd.*	26,000	44,166
Olam International Ltd.	38,898	95,173
Oversea-Chinese Banking Corp., Ltd.	71,897	553,506
SembCorp Industries Ltd.	30,449	121,953
SembCorp Marine Ltd.	26,600	111,304
Singapore Airlines Ltd.	14,670	174,895
Singapore Exchange Ltd.	26,000	170,585
Singapore Press Holdings Ltd.	43,758	135,705
Singapore Technologies Engineering Ltd.	47,000	125,250
Singapore Telecommunications Ltd.	228,301	542,578
StarHub Ltd.	20,000	40,986
United Overseas Bank Ltd.	35,828	508,100
UOL Group Ltd.	12,544	46,428
Wilmar International Ltd.	55,000	241,283
Yangzijiang Shipbuilding Holdings Ltd.	42,569	63,355
(Cost $2,590,997)		5,100,543
Spain 3.2%
Abertis Infraestructuras SA	8,979	161,524
Acciona SA	796	56,416
Acerinox SA	3,075	53,967
ACS, Actividades de Construccion y Servicios SA	3,928	184,194
Amadeus IT Holding SA "A"*	5,445	114,860
Banco Bilbao Vizcaya Argentaria SA	123,667	1,251,042
Banco de Sabadell SA (a)	29,340	115,723
Banco de Valencia SA (a)	7,120	31,231
Banco Popular Espanol SA (a)	24,760	127,028
Banco Santander SA	234,332	2,489,850
Bankinter SA	9,353	51,936
Criteria Caixacorp SA	22,441	119,482
EDP Renovaveis SA*	7,120	41,264
Enagas	5,106	101,721
Ferrovial SA	10,786	107,266
Fomento de Construcciones y Contratas SA	1,296	34,075
Gas Natural SDG SA	8,859	137,312
Gestevision Telecinco SA	4,240	46,643
Grifols SA	4,444	60,622
Iberdrola Renovables SA	24,323	86,373
Iberdrola SA (a)	118,039	909,401
Iberia Lineas Aereas de Espana SA*	15,548	66,386
Indra Sistemas SA	3,035	51,875
Industria de Diseno Textil SA	6,396	479,314
Mapfre SA	21,471	59,686
Red Electrica Corporacion SA	3,306	155,439
Repsol YPF SA	21,415	597,289
Telefonica SA	117,936	2,678,447
Zardoya Otis SA	3,079	43,394
(Cost $7,857,499)		10,413,760
Sweden 3.1%
Alfa Laval AB	10,265	216,442
Assa Abloy AB "B"	9,399	265,023
Atlas Copco AB "A"	19,876	501,920
Atlas Copco AB "B"	11,966	270,459
Boliden AB	8,566	174,321
Electrolux AB "B"	6,327	179,602
Getinge AB "B"	6,157	128,873
Hennes & Mauritz AB "B"	29,232	973,988
Hexagon AB* (a)	1,698	36,406
Hexagon AB "B"	5,096	109,296
Holmen AB "B"	1,734	57,116
Husqvarna AB "B"	9,898	82,604
Industrivarden AB "C"	2,946	51,712
Investor AB "B"	13,018	278,497
Kinnevik Investment AB "B"	6,768	137,933
Modern Times Group "B"	1,567	103,760
Nordea Bank AB	91,795	998,253
Ratos AB "B"	3,003	111,218
Sandvik AB	29,416	572,820
Scania AB "B"	9,869	227,135
Securitas AB "B"	8,322	97,277
Skandinaviska Enskilda Banken AB "A"	40,278	335,897
Skanska AB "B"	11,351	225,090
SKF AB "B"	11,632	335,066
SSAB AB "A"	5,899	99,121
Svenska Cellulosa AB "B"	15,239	240,444
Svenska Handelsbanken AB "A"	14,398	459,999
Swedbank AB "A"*	20,654	287,999
Swedish Match AB	5,994	173,600
Tele2 AB "B"	8,608	179,845
Telefonaktiebolaget LM Ericsson "B"	86,153	997,627
TeliaSonera AB	62,674	496,897
Volvo AB "B"*	39,776	708,919
(Cost $4,289,009)		10,115,159
Switzerland 8.5%
ABB Ltd. (Registered)*	63,099	1,409,219
Actelion Ltd. (Registered)*	3,012	165,704
Adecco SA (Registered)	3,248	212,504
Aryzta AG*	1,910	88,237
Baloise Holding AG (Registered)	1,516	147,529
Compagnie Financiere Richemont SA "A"	14,708	865,288
Credit Suisse Group AG (Registered)	32,336	1,304,704
GAM Holding Ltd.*	6,250	103,257
Geberit AG (Registered)	1,158	267,768
Givaudan SA (Registered)	231	249,420
Holcim Ltd. (Registered)	7,106	537,020
Julius Baer Group Ltd.	5,841	273,566
Kuehne & Nagel International AG (Registered)	1,591	221,037
Lindt & Spruengli AG	28	84,657
Lindt & Spruengli AG (Registered)	3	96,598
Logitech International SA (Registered)*	4,606	87,726
Lonza Group AG (Registered)	1,168	93,697
Nestle SA (Registered)	99,808	5,846,505
Novartis AG (Registered)	60,750	3,574,808
Pargesa Holding SA (Bearer)	884	75,055
Roche Holding AG (Genusschein)	20,280	2,972,896
Schindler Holding AG	1,337	157,992
Schindler Holding AG (Registered)	700	83,805
SGS SA (Registered)	155	259,885
Sika AG (Bearer)	58	127,289
Sonova Holding AG (Registered)	1,307	169,275
STMicroelectronics NV	18,682	193,202
Straumann Holding AG (Registered)	254	58,089
Swatch Group AG (Bearer)	905	403,459
Swatch Group AG (Registered)	1,409	113,628
Swiss Life Holding AG (Registered)*	941	136,046
Swiss Reinsurance Co., Ltd. (Registered)	10,345	563,428
Swisscom AG (Registered)	670	294,730
Syngenta AG (Registered)	2,676	783,824
Synthes, Inc.	1,650	224,160
Transocean Ltd.*	9,178	629,564
UBS AG (Registered)*	104,886	1,721,417
Wolseley PLC*	8,475	270,346
Xstrata PLC	59,185	1,389,205
Zurich Financial Services AG	4,167	1,079,261
(Cost $14,705,926)		27,335,800
United Kingdom 18.3%
3i Group PLC	28,276	144,820
Admiral Group PLC	5,838	137,896
Aggreko PLC	7,275	168,095
AMEC PLC	10,048	180,157
Anglo American PLC	37,964	1,974,271
Antofagasta PLC	11,177	280,908
ARM Holdings PLC	39,335	259,598
Associated British Foods PLC	10,698	196,982
AstraZeneca PLC	41,467	1,889,107
Autonomy Corp. PLC*	6,503	152,589
Aviva PLC	82,413	504,966
Babcock International Group PLC	10,262	91,357
BAE Systems PLC	96,227	495,091
Balfour Beatty PLC	19,458	94,924
Barclays PLC	329,617	1,344,634
BG Group PLC	97,646	1,973,028
BHP Billiton PLC	63,629	2,530,692
BP PLC	539,160	3,913,432
British Airways PLC*	17,946	76,244
British American Tobacco PLC	57,485	2,207,907
British Land Co. PLC (REIT)	26,236	214,544
British Sky Broadcasting Group PLC	34,295	393,534
BT Group PLC	218,776	616,697
Bunzl PLC	8,658	97,056
Burberry Group PLC	12,867	225,485
Cable & Wireless Worldwide PLC	72,196	73,952
Cairn Energy PLC*	40,505	265,236
Capita Group PLC	17,286	187,711
Capital Shopping Centers Group PLC (REIT)	14,044	91,438
Carnival PLC	4,807	223,489
Centrica PLC	146,735	758,616
Cobham PLC	34,762	110,292
Compass Group PLC	54,423	492,983
Diageo PLC	71,990	1,330,039
Eurasian Natural Resources Corp. (e)	6,607	107,954
FirstGroup PLC	13,740	85,324
G4S PLC	39,038	154,960
GlaxoSmithKline PLC	149,176	2,883,994
Hammerson PLC (REIT)	18,959	123,320
Home Retail Group PLC	25,193	74,040
HSBC Holdings PLC	505,023	5,126,637
ICAP PLC	16,979	141,625
Imperial Tobacco Group PLC	29,126	893,675
Inmarsat PLC	12,994	136,444
InterContinental Hotels Group PLC	8,316	161,161
International Power PLC	43,867	299,288
Intertek Group PLC	4,606	127,466
Invensys PLC	24,215	133,723
Investec PLC	14,294	117,446
ITV PLC*	104,736	114,387
J Sainsbury PLC	35,916	210,715
Johnson Matthey PLC	6,321	200,846
Kazakhmys PLC	5,372	135,180
Kingfisher PLC	66,981	275,069
Land Securities Group PLC (REIT)	20,325	213,582
Legal & General Group PLC	168,029	253,460
Lloyds Banking Group PLC*	1,170,114	1,198,581
London Stock Exchange Group PLC	4,127	53,920
Lonmin PLC*	4,607	141,213
Man Group PLC	52,604	242,764
Marks & Spencer Group PLC	45,810	263,548
National Grid PLC	100,080	862,872
Next PLC	5,005	154,115
Old Mutual PLC	159,631	306,372
Pearson PLC	22,328	350,901
Petrofac Ltd.	7,679	190,001
Prudential PLC	71,899	748,812
Reckitt Benckiser Group PLC	17,580	966,166
Reed Elsevier PLC	34,367	290,144
Rexam PLC	26,005	134,891
Rio Tinto PLC	41,888	2,930,023
Rolls-Royce Group PLC*	54,304	527,465
Rolls-Royce Group PLC "C"*	3,645,248	5,683
Royal Bank of Scotland Group PLC*	512,984	312,479
RSA Insurance Group PLC	97,108	189,554
SABMiller PLC	27,193	956,679
Schroders PLC	3,304	95,556
Scottish & Southern Energy PLC	26,841	512,635
Segro PLC (REIT)	18,665	83,344
Serco Group PLC	14,165	122,680
Severn Trent PLC	6,342	146,142
Shire PLC	16,186	389,385
Smith & Nephew PLC	24,717	260,698
Smiths Group PLC	10,654	206,802
Standard Chartered PLC	66,846	1,798,308
Standard Life PLC	65,918	221,989
Tesco PLC	232,238	1,538,849
The Sage Group PLC	35,282	150,392
The Weir Group PLC	5,892	163,515
Thomas Cook Group PLC	23,600	69,800
Tui Travel PLC	18,245	70,033
Tullow Oil PLC	26,013	511,422
Unilever PLC	36,960	1,131,165
United Utilities Group PLC	20,113	185,640
Vedanta Resources PLC	3,132	122,908
Vodafone Group PLC	1,515,913	3,918,616
Whitbread PLC	5,283	147,437
William Morrison Supermarkets PLC	60,711	253,295
WPP PLC	36,927	454,538
(Cost $44,521,272)		59,049,398
Total Common Stocks (Cost $218,752,395)		316,003,898

Preferred Stocks 0.5%
Germany
Bayerische Motoren Werke (BMW) AG	1,454	74,838
Fresenius SE	2,382	203,933
Henkel AG & Co. KGaA	5,168	321,204
Porsche Automobil Holding SE	2,377	189,458
ProSiebenSat. 1 Media AG	2,027	60,996
RWE AG	1,086	69,663
Volkswagen AG	4,849	785,765
Total Preferred Stocks (Cost $840,232)		1,705,857

Securities Lending Collateral 0.4%
Daily Assets Fund Institutional, 0.27% (f) (g) (Cost $1,183,948)	1,183,948	1,183,948

Cash Equivalents 0.6%
Central Cash Management Fund, 0.19% (f) (Cost $1,944,048)	1,944,048	1,944,048

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $222,720,623)+	99.5	320,837,751
Other Assets and Liabilities, Net	0.5	1,771,786
Net Assets	100.0	322,609,537

* Non-income producing security.

+ The cost for federal income tax purposes was $231,661,161. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $89,176,590. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $117,284,027 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $28,107,437.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $1,124,067, which is 0.3% of net assets.

(b) Affiliated issuer. This security is owned in proportion with its representation in the index.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) Security is listed in country of domicile. Significant business activities of company are in Argentina.

(e) Security is listed in country of domicile. Significant business activities of company are in Kazakhstan.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CDI: Chess Depositary Interest

CVA: Certificaten Van Aandelen

FDR: Fiduciary Depositary Receipt

PPS: Price Protected Shares

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At December 31, 2010, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ Depreciation ($)
ASX SPI 200 Index	AUD	3/17/2011	3	362,838	(3,989)
DJ Euro Stoxx 50 Index	EUR	3/18/2011	39	1,456,113	(34,229)
FTSE 100 Index	GBP	3/18/2011	11	1,010,655	1,333
Hang Seng Index	HKD	1/28/2011	1	148,080	3,184
Nikkei 225 Index	JPY	3/10/2011	21	1,320,421	(2,247)
Total net unrealized depreciation					(35,948)

At December 31, 2010, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	24,000	AUD	24,711	3/16/2011	1,033	Citigroup, Inc.
USD	150,000	EUR	113,706	3/16/2011	1,906	Royal Bank of Scotland PLC
USD	27,000	HKD	209,774	3/16/2011	7	Citigroup, Inc.
USD	441,000	JPY	36,605,286	3/16/2011	10,225	Citigroup, Inc.
USD	450,000	EUR	342,525	3/16/2011	7,717	Citigroup, Inc.
USD	200,000	JPY	16,759,400	3/16/2011	6,589	The Goldman Sachs & Co.
USD	150,000	AUD	149,535	3/16/2011	2,944	The Goldman Sachs & Co.
USD	755,000	EUR	571,773	3/16/2011	9,060	Morgan Stanley
USD	450,000	GBP	292,661	3/16/2011	6,288	UBS AG
USD	350,000	JPY	28,708,120	3/16/2011	3,592	Royal Bank of Scotland PLC
GBP	82,710	USD	130,000	3/16/2011	1,125	Royal Bank of Scotland PLC
Total unrealized appreciation					50,486

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	100,000	AUD	98,543	3/16/2011	(173)	The Goldman Sachs & Co.
USD	250,000	EUR	186,472	3/16/2011	(881)	The Goldman Sachs & Co.
USD	200,000	GBP	128,146	3/16/2011	(328)	The Goldman Sachs & Co.
USD	269,000	GBP	171,246	3/16/2011	(2,173)	Morgan Stanley
USD	150,000	JPY	12,160,950	3/16/2011	(95)	The Goldman Sachs & Co.
AUD	124,832	USD	125,000	3/16/2011	(1,459)	Morgan Stanley
AUD	123,608	USD	120,000	3/16/2011	(5,219)	Citigroup, Inc.
EUR	113,592	USD	150,000	3/16/2011	(1,753)	Morgan Stanley
EUR	343,155	USD	450,000	3/16/2011	(8,439)	Royal Bank of Scotland PLC
GBP	195,428	USD	300,000	3/16/2011	(4,507)	Royal Bank of Scotland PLC
JPY	24,645,120	USD	300,000	3/16/2011	(3,795)	UBS AG
EUR	76,053	USD	100,000	3/16/2011	(1,630)	UBS AG
CHF	92,303	USD	94,000	3/16/2011	(4,720)	UBS AG
JPY	10,053,300	USD	120,000	3/16/2011	(3,925)	Royal Bank of Scotland PLC
Total unrealized depreciation					(39,097)

Currency Abbreviations
AUD Australian Dollar CHF Swiss Franc EUR Euro GBP British Pound HKD Hong Kong Dollar JPY Japanese Yen USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stock and/or Other Equity Investments (h)
Australia	$—	$27,851,994	$—	$27,851,994
Austria	—	1,046,777	—	1,046,777
Belgium	—	2,896,269	—	2,896,269
Bermuda	—	266,049	—	266,049
Channel Islands	—	344,376	—	344,376
Cyprus	—	90,635	—	90,635
Denmark	—	3,202,265	—	3,202,265
Finland	—	3,513,604	—	3,513,604
France	—	28,562,390	—	28,562,390
Germany	—	26,017,949	—	26,017,949
Greece	—	713,174	—	713,174
Hong Kong	—	9,288,232	—	9,288,232
Ireland	—	1,192,910	—	1,192,910
Israel	—	2,514,357	—	2,514,357
Italy	—	7,908,513	—	7,908,513
Japan	—	70,258,851	—	70,258,851
Luxembourg	—	1,671,028	—	1,671,028
Macau	—	263,005	—	263,005
Malta	—	—	0	0
Mauritius	—	83,166	—	83,166
Mexico	—	137,207	—	137,207
Netherlands	—	14,336,168	—	14,336,168
New Zealand	—	340,646	—	340,646
Norway	—	2,384,353	—	2,384,353
Portugal	—	811,177	—	811,177
Singapore	—	5,100,543	—	5,100,543
Spain	—	10,413,760	—	10,413,760
Sweden	—	10,115,159	—	10,115,159
Switzerland	—	27,335,800	—	27,335,800
United Kingdom	—	59,043,715	5,683	59,049,398
Short-Term Investments (h)	3,127,996	—	—	3,127,996
Derivatives (i)	—	50,486	—	50,486
Total	$3,127,996	$317,754,558	$5,683	$320,888,237

Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)	$(35,948)	$(39,097)	$—	$(75,045)
Total	$(35,948)	$(39,097)	$—	$(75,045)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining the value:
	Common Stock and/or Other Equity Investments
	Ireland	Italy	Japan
Balance as of December 31, 2009	$0	$10,653	$2,479
Total realized gain (loss)	(402,686)	2,786	—
Change in unrealized appreciation (depreciation)	402,686	(10,653)	(2,479)
Amortization premium/discount	—	—	—
Net purchases (sales)	0	(2,786)	0
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of December 31, 2010	$—	$—	$—
Net change in unrealized appreciation (depreciation) from investments still held at December 31, 2010	$—	$—	$—

	Common Stock and/or Other Equity Investments
	Malta	Singapore	United Kingdom	Total
Balance as of December 31, 2009	$—	$1,579	$—	$14,711
Total realized gain (loss)	—	1,081	—	(398,819)
Change in unrealized appreciation (depreciation)	0	(1,579)	(91)	387,884
Amortization premium/discount	—	—	—	—
Net purchases (sales)	—	(1,081)	5,774	1,907
Transfers into Level 3	0	—	—	0
Transfers (out) of Level 3	—	—	—	—
Balance as of December 31, 2010	$0	$—	$5,683	$5,683
Net change in unrealized appreciation (depreciation) from investments still held at December 31, 2010	$0	$—	$(91)	$(91)

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $219,592,627) — including $1,124,067 of securities loaned	$317,709,755
Investment in Daily Assets Fund Institutional (cost $1,183,948)*	1,183,948
Investment in Central Cash Management Fund (cost $1,944,048)	1,944,048
Total investments, at value (cost $222,720,623)	320,837,751
Cash	9,998
Foreign currency, at value (cost $1,359,521)	1,406,754
Deposits with broker for open futures contracts	1,232,452
Receivable for Fund shares sold	360,519
Dividends receivable	311,651
Interest receivable	5,159
Unrealized appreciation on open forward currency exchange contracts	50,486
Foreign taxes recoverable	260,339
Other assets	9,546
Total assets	324,484,655
Liabilities
Payable upon return of securities loaned	1,183,948
Payable for investments purchased	183,648
Payable for variation margin on open futures contracts	35,948
Payable for Fund shares redeemed	161,342
Unrealized depreciation on open forward currency exchange contracts	39,097
Accrued management fee	67,619
Other accrued expenses and payables	203,516
Total liabilities	1,875,118
Net assets, at value	$322,609,537

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of December 31, 2010 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(1,364,002)
Net unrealized appreciation (depreciation) on: Investments	98,117,128
Futures	(35,948)
Foreign currency	73,442
Accumulated net realized gain (loss)	(58,865,373)
Paid-in capital	284,684,290
Net assets, at value	$322,609,537
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($322,609,537 ÷ 25,349,779 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$12.73

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Dividends (net of foreign taxes withheld of $928,143)	$9,090,535
Interest	971
Income distributions — Central Cash Management Fund	5,311
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	246,193
Total income	9,343,010
Expenses: Management fee	811,462
Administration fee	324,585
Services to shareholders	100,314
Custodian fee	203,087
Trustees' fees and expenses	15,316
Professional fees	85,219
Reports to shareholders	39,150
Registration fees	24,846
Other	50,992
Total expenses	1,654,971
Net investment income	7,688,039
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(7,950,511)
Futures	716,246
Foreign currency	(25,373)
(7,259,638)
Change in net unrealized appreciation (depreciation) on: Investments	24,069,359
Futures	(136,448)
Foreign currency	234,340
24,167,251
Net gain (loss)	16,907,613
Net increase (decrease) in net assets resulting from operations	$24,595,652

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$7,688,039	$7,180,981
Net realized gain (loss)	(7,259,638)	(11,904,687)
Change in net unrealized appreciation (depreciation)	24,167,251	76,786,154
Net increase (decrease) in net assets resulting from operations	24,595,652	72,062,448
Distributions to shareholders from: Net investment income	(8,456,229)	(8,074,228)
Fund share transactions: Proceeds from shares sold	70,847,987	73,281,326
Reinvestment of distributions	8,307,717	7,601,266
Cost of shares redeemed	(108,811,142)	(63,405,489)
Redemption fees	4,552	4,297
Net increase (decrease) in net assets from Fund share transactions	(29,650,886)	17,481,400
Increase (decrease) in net assets	(13,511,463)	81,469,620
Net assets at beginning of period	336,121,000	254,651,380
Net assets at end of period (including distributions in excess of net investment income of $1,364,002 and $682,841, respectively)	$322,609,537	$336,121,000

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Years Ended December 31,	2010		2009		2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$12.14		$9.64		$17.39	$16.17		$13.15
Income (loss) from investment operations: Net investment income (loss)a	.28		.27		.45	.42		.35
Net realized and unrealized gain (loss)	.65		2.53		(7.84)	1.30		3.03
Total from investment operations	.93		2.80		(7.39)	1.72		3.38
Less distributions from: Net investment income	(.34)		(.30)		(.36)	(.50)		(.36)
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$12.73		$12.14		$9.64	$17.39		$16.17
Total Return (%)	7.67		29.27		(42.46)	10.71		25.69	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	323		336		255	475		400
Ratio of expenses before expense reductions (%)	.51		.52		.52	.47		.55
Ratio of expenses after expense reductions (%)	.51		.52		.52	.47		.45
Ratio of net investment income (loss) (%)	2.37		2.61		3.18	2.40		2.40
Portfolio turnover rate (%)	5		9		16	7		8	c
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c On January 13, 2006, the DWS EAFE® Equity Index Portfolio was closed. This ratio includes the purchases and sales of portfolio securities of the DWS EAFE® Equity Index Fund as a stand-alone fund in addition to the DWS EAFE® Equity Index Portfolio.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS EAFE® Equity Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $50,043,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2011 ($145,000), December 31, 2016 ($10,353,000), December 31, 2017 ($33,094,000) and December 31, 2018 ($6,451,000), the respective expiration dates, whichever occurs first.

During the year ended December 31, 2010, the Fund lost, through expiration, $14,930,000 of prior year capital loss carryforward.

In addition, from November 1, 2010 through December 31, 2010, the Fund incurred approximately $2,393,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2011.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies, foreign denominated investments, investments in futures, forward currency contracts and recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$1,160,408
Capital loss carryforwards	$(50,043,000)
Net unrealized appreciation (depreciation) on investments	$89,176,590

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2010	2009
Distributions from ordinary income	$8,456,229	$8,074,228

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2010, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2010, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2010, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $3,343,000 to $9,953,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2010, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated assets and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contract as of December 31, 2010, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2010, the investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from approximately $197,000 to $7,305,000 and the investment in forward currency contracts US dollars sold had a total contract value generally indicative of a range from approximately $1,760,000 to $9,054,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$50,486

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(39,097)	$—	$(39,097)
Equity Contracts (b)	—	(35,948)	(35,948)
	$(39,097)	$(35,948)	$(75,045)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

(b) Net unrealized depreciation on futures. Liability of payable for variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$35,591	$—	$35,591
Equity Contracts (b)	—	716,246	716,246
	$35,591	$716,246	$751,837

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$160,377	$—	$160,377
Equity Contracts (b)	—	(136,448)	(136,448)
	$160,377	$(136,448)	$23,929

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2010, purchases and sales of investment securities (excluding short-term investments), aggregated $15,510,721 and $45,236,261, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor.

Northern Trust Investments, Inc. ("NTI") serves as sub-advisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2010, the Administration Fee was $324,585, of which $27,048 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC compensates DST out of the shareholder servicing fee it receives from the Fund. DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. For the year ended December 31, 2010, the amount charged to the Fund by DISC aggregated $83,657, of which $20,444 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,763, of which $8,944 is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold	6,005,557	$70,847,987	7,122,772	$73,281,326
Shares issued to shareholders in reinvestment of distributions	661,537	$8,307,717	666,006	$7,601,266
Shares redeemed	(9,003,870)	$(108,811,142)	(6,530,985)	$(63,405,489)
Redemption fees		$4,552		$4,297
Net increase (decrease)	(2,336,776)	$(29,650,886)	1,257,793	$17,481,400

G. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2010, there was one shareholder account which held approximately 27% and one affiliated shareholder account which held approximately 17% of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS EAFE® Equity Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS EAFE® Equity Index Fund (the "Fund") at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts February 24, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $725,288 and earned $8,302,057 of foreign source income during the year ended December 31, 2010. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.33 per share as income earned from foreign sources for the year ended December 31, 2010.

For federal income tax purposes, the Fund designates $7,208,271, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Northern Trust Investments, Inc. ("NTI") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS and NTI to attract and retain high-quality personnel, and the organizational depth and stability of DWS and NTI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Institutional Class shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and NTI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Institutional Class shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DWS pays NTI's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and NTI and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and NTI related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	122
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	122
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	122
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		122
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	122
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	122
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		122
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	122
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010)
		122
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	122
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	122
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	125

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke7 (1967) Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso9 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Effective January 11, 2011, Mr. Gefeke, Executive Vice President, resigned as an officer of the fund.

The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke was an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke received no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Institutional Class:
(800) 621-1048

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Institutional Class
Nasdaq Symbol	BTAEX
CUSIP Number	23339C 768
Fund Number	558

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EAFE EQUITY INDEX FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$61,389	$0	$0	$0
2009	$59,389	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$0	$0
2009	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS EAFE Equity Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 1, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 1, 2011